UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2025

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principal Executive Offices) (Zip Code)

417-235-6652
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JKHY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2025, the Board of Directors (the “Board”) of Jack Henry & Associates, Inc. (the “Company”) approved an expansion of the Board from nine to ten directors. The Board appointed Gregory R. Adelson, the Company’s President and Chief Executive Officer, to serve as director to fill the resulting vacancy. Mr. Adelson, along with the other current nine directors, is expected to stand for reelection to the Board in the 2025 Annual Meeting of Stockholders.

Mr. Adelson was appointed Chief Executive Officer of the Company effective July 1, 2024, and as President effective January 25, 2022. Mr. Adelson will continue to serve in these capacities following his appointment to the Board. He previously held the role of Chief Operating Officer of the Company from November 2019 until his appointment as Chief Executive Officer. Mr. Adelson’s appointment to the Board was not made pursuant to any arrangement or understanding with any other party.

The Company has not entered into any transaction with Mr. Adelson for which disclosure is required under Item 404(a) of Regulation S-K.

Mr. Adelson will not be an independent director within the meaning of the Nasdaq Stock Market listing standards and the rules and regulations of the Securities and Exchange Commission, and he will not serve on any committee of the Board. As an employee of the Company, he will not receive any separate compensation for service on the Board.

Additional information regarding Mr. Adelson’s appointment is included in the Company’s press release dated August 27, 2025, the text of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
Exhibits
Exhibit No.     Description
99.1        Press Release dated August 27, 2025
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	August 27, 2025	/s/ Mimi L. Carsley
Mimi L. Carsley
Chief Financial Officer and Treasurer